UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 2, 2022

CERENCE INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-39030	83-4177087
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1 Burlington Woods Drive, Suite 301A
Burlington, Massachusetts	01803
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (857) 362-7300

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.01 par value	CRNC	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensation Arrangements of Certain Officers.

On February 2, 2022, Leanne Fitzgerald, General Counsel and Secretary of Cerence Inc. (the “Company”), resigned from her positions with the Company to pursue another opportunity. Ms. Fitzgerald advised the Company that her decision to resign did not involve any disagreement with the Company. In connection with her departure and to assist with an orderly transition of her responsibilities, Ms. Fitzgerald has agreed to provide transitional assistance as requested by the Company through the end of the Company’s fiscal year 2022, during which period her restricted stock units previously awarded on November 13, 2019 (10,642 underlying shares) will be eligible for continued vesting. The related transitional assistance agreement also contains a reaffirmation of Ms. Fitzgerald’s confidentiality obligations to the Company and other restrictive covenants, as well as a general release of claims by Ms. Fitzgerald.

ITEM 5.07	Submission of Matters to a Vote of Security Holders.

On February 2, 2022, the Company held its 2022 Annual Meeting of Shareholders (the “Annual Meeting”). At the Annual Meeting, the shareholders cast their votes on four proposals as follows:

Proposal 1: To elect three members of the Company’s Board of Directors:

Director Nominee	For	Against	Abstain/Withheld	Broker Non-Votes
Arun Sarin	26,927,944	2,958,977	36,037	5,006,766
Kristi Ann Matus	29,728,572	160,226	34,160	5,006,766
Stefan Ortmanns	29,697,615	195,814	29,530	5,006,766

Proposal 2: To ratify the appointment of BDO USA, LLP as the Company’s independent registered public accounting firm for the fiscal year ending September 30, 2022:

For	Against	Abstain/Withheld	Broker Non-Votes
34,840,868	45,979	42,878	0

Proposal 3: To approve, on a non-binding advisory basis, the compensation of the Company’s named executive officers:

For	Against	Abstain/Withheld	Broker Non-Votes
28,973,884	886,094	62,981	5,006,766

Proposal 4:	To indicate, on a non-binding advisory basis, the preferred frequency of future shareholder non-binding, advisory votes on the compensation of the Company’s named executive officers:

1 Year	2 Year`	3 Year	Abstain/Withheld	Broker Non-Votes
29,075,891	20,795	779,285	46,988	5,066,766

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Cerence Inc.

Date: February 3, 2022	By:	/s/ Stefan Ortmanns
	Name:	Stefan Ortmanns
	Title:	Chief Executive Officer